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                                                                     EXHIBIT 23



                          INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in Registration Statements Nos. 2-81631, 33-17575, 33-43043 and 33-34665 on Form S-8 of our report dated
February 18, 1998, included in this Annual Report on Form 10-K of Diagnostic Products Corporation for the year ended December 31, 1997.





DELOITTE & TOUCHE LLP

Los Angeles, California
March 17, 1998